Morgan Stanley California Tax-Free Income Fund
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002

Security  Date     Price    Shares   %of     Total       Purcha  Broker
          of       Of       Purchas  Assets  Issued      sed
          Purcha   Shares   ed                           By
          se                                             Fund

Calif     11/07/   Various  10,000,  12.83%  $6,313,500  0.16%   JPMorg
Dept of   02                000              ,000                an;
Wtr Res,                                                         Lehman
CA Ser                                                           Bros.;
2002 A                                                           Bear,
(Aaa/AAA)                                                        Stearn
                                                                 s;
                                                                 E.J.
                                                                 De La
                                                                 Rosa &
                                                                 Co.;
                                                                 Salomo
                                                                 n
                                                                 Smith
                                                                 Barney
                                                                 ; UBS
                                                                 Paine
                                                                 Webber
                                                                 ; Banc
                                                                 of
                                                                 Americ
                                                                 a
                                                                 Secs;
                                                                 BNY
                                                                 Capita
                                                                 l
                                                                 Mkts;
                                                                 CIBC
                                                                 World
                                                                 Mkts;
                                                                 E*Bond
                                                                 Trade;
                                                                 Fideli
                                                                 ty
                                                                 Capita
                                                                 l
                                                                 Mkts;
                                                                 First
                                                                 Albany
                                                                 Corp;
                                                                 Goldma
                                                                 n,
                                                                 Sachs;
                                                                 Jackso
                                                                 n
                                                                 Secs;
                                                                 Loop
                                                                 Capita
                                                                 l
                                                                 Mkts;
                                                                 M.R.
                                                                 Beal &
                                                                 Compan
                                                                 y;
                                                                 Merril
                                                                 l
                                                                 Lynch;
                                                                 Pacifi
                                                                 c
                                                                 Americ
                                                                 an
                                                                 Secs;
                                                                 Prager
                                                                 ,
                                                                 McCart
                                                                 hy &
                                                                 Sealy;
                                                                 Pruden
                                                                 tial
                                                                 Secs;
                                                                 Quick
                                                                 &
                                                                 Reilly
                                                                 ; RBC
                                                                 Dain
                                                                 Rausch
                                                                 er;
                                                                 Redwoo
                                                                 d Secs
                                                                 Group;
                                                                 Sieber
                                                                 t
                                                                 Brandf
                                                                 ord
                                                                 Shank;
                                                                 Stone
                                                                 &
                                                                 Youngb
                                                                 erg;
                                                                 Sutter
                                                                 Secs;
                                                                 The
                                                                 Chapma
                                                                 n
                                                                 Compan
                                                                 y;
                                                                 U.S.
                                                                 Bancor
                                                                 p
                                                                 Piper
                                                                 Jaffra
                                                                 y;
                                                                 Wells
                                                                 Fargo
                                                                 Instit
                                                                 utiona
                                                                 l Secs